RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2015
RESTRICTED NET ASSETS

29. RESTRICTED NET ASSETS

Pursuant to laws applicable to entities incorporated in the PRC, the subsidiaries and the VIEs of the Group in the PRC must make appropriations from after-tax profit to non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end) until the accumulative amount of such reserve fund reaches 50% of their registered capital; the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion and staff bonus and welfare are not distributable as cash dividends. The appropriation to these reserves by the Group’s PRC entities were nil, nil and nil for the years ended December 31, 2013, 2014 and 2015. The accumulated reserves as of December 31, 2015 is RMB 3.8 million. In addition, due to restrictions on the distribution of registered capital from the Company’s PRC subsidiaries, the PRC subsidiaries’ registered capital of 19.5 million as of December 31, 2015, were considered restricted. As a result of these PRC laws and regulations, as of December 31, 2015, approximately RMB23.3 million (US$3.6 million), were not available for distribution to the Company by its PRC subsidiaries in the form of dividends, loans or advances.